Exhibit 10.7

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR PAYOR SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

UNSECURED DRAWDOWN CONVERTIBLE PROMISSORY NOTE

UP TO $130,000	Issuance Date: August 12, 2019

FOR VALUE RECEIVED, the undersigned, Heart Test Laboratories, Inc. D/B/A HeartSciences, a Texas corporation (the “Company” or “Payor”), hereby promises to pay to the order of Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“Holder”), the outstanding principal balance of the borrowings set forth on the last entry on the Schedule attached hereto (the “Loan Amount”) at such place as the Holder may designate in writing to Payor.

1. Borrowings.

(a) Borrowings under this Note shall be used to pay the monthly retainer fee and expenses of David Kasnic (“Kasnic”) incurred with respect to the Company. Borrowings shall occur, as necessary, the intent being that the Company will pay Kasnic’s monthly retainer in advance of each month and Kasnic’s expenses upon submission. Borrowings under this Note may not be used for any other purpose than payment of retainer and expenses of Kasnic (including those incurred by the Company prior to the date of this Note in the amount of $45,571.63).

(b) Holder will enter on the Schedule the amount of each borrowing by Payor, the date on which each such borrowing occurred, and the outstanding Loan Amount as a result of each such borrowing. Payor hereby authorizes Holder to make such entries and agrees that those entries and the outstanding Loan Amount as shown on the Schedule will constitute conclusive evidence of all borrowings, the dates thereof, and of the outstanding Loan Amount due under this Note.

2. Maturity & Interest.

(a) The Loan Amount shall be due and payable 20 days after the Company’s MyoVista device is cleared or approved by the U.S. Food and Drug Administration (the “FDA”) (“Maturity”). Payor may repay the Loan Amount at any time, provided Payor has first provided Holder written notice at least 20 days before payment and such repayment is for the entire Loan Amount.

(b) The Loan Amount shall not accrue interest.

3. Conversion. Either the Payor or Holder may elect to have the Loan Amount converted into the Company’s Series C Convertible Preferred Stock upon written notice to the other. Conversion shall otherwise occur upon Maturity. The conversion price shall be the lowest price per share paid for the Company’s Series C Convertible Preferred Stock.

4. Parties in Interest, Transferability. This Note shall be binding upon Payor and its successors and assigns and the terms hereof shall inure to the benefit of Holder and its successors and permitted assigns.

5. Expenses. Payor shall pay, on demand, all expenses of collecting and enforcing this Note, including, without limitation, reasonable attorney fees.

6. Amendments. This Note may not be modified or amended in any manner except in writing executed by Payor and Holder.

7. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), by email transmission at the address specified below, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Address of Holder:	Front Range Ventures LLC
P.O. Box 1678
Laramie, WY 82073

With copy to:
Bohemian Asset Management
262 E. Mountain Ave.
Fort Collins, CO 80524

Address of the Payor:	Heart Test Laboratories, Inc.
550 Reserve Street, Suite 360
Southlake, Texas 76072
Attn: Chief Executive Officer

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

9. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

10. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by Payor to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by Holder and shall not, except as expressly provided herein, be subject to any other obligation of Payor (or the performance thereof). Payor acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to Holder and that the remedy at law for any such breach may be inadequate. Therefore Payor agrees that, in the event of any such breach or threatened breach, Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

11. Failure or Indulgence Not Waiver. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

12. Binding Effect. The obligations of Payor and Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof. Holder may assign any or all if its rights, titles and interests in, to or under this Note to any person or entity upon written notice to Payor.

13. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

14. Payor Waivers. Except as otherwise specifically provided herein, Payor and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Payor liable for the payment of this Note. No delay or omission on the part of Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

IN WITNESS WHEREOF, Payor and Holder have executed and delivered this Note as of the date first written above.

HEART TEST LABORATORIES, INC.
(Payor)

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	Chairman

FRONT RANGE VENTURES LLC
(Holder).

By:	/s/ Loren J. Richards
Name:	Loren J. Richards
Title:	FWTB Trust Officer

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